SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 7, 2015 (April 1, 2015)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

First Amendment to Credit Agreement

On April 1, 2015, Dynegy Inc. (the “Company”) entered into a First Amendment to the Credit Agreement (the “First Amendment”) among the Company, certain subsidiaries of the Company, the lenders party thereto, Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), as administrative agent, and the other parties thereto, amending the Credit Agreement, dated as of April 23, 2013 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among the Company, the lenders from time to time party thereto, Credit Suisse, as administrative Agent, and the other parties thereto.  All capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Credit Agreement or First Amendment filed herewith, as applicable.

The First Amendment provides for a new $350 million five-year senior secured incremental tranche of revolving commitments (the “Incremental Tranche A Revolving Loan Commitments”), which have terms substantially the same as the terms of the Borrower’s outstanding tranche of revolving loans under the Credit Agreement and will mature on April 1, 2020.  Amounts available under the Incremental Tranche A Revolving Loan Commitments are available on a revolving basis, and such amounts that are repaid or prepaid may be re-borrowed. The loans issued pursuant to the Incremental Tranche A Revolving Loan Commitments bear interest, initially, at either (a) 2.75% per annum plus the LIBO Rate with respect to any LIBOR Loan or (b) 1.75% per annum plus the Base Rate with respect to any Base Rate Loan, with steps down based on a Senior Secured Leverage Ratio (as defined in the Credit Agreement).

The foregoing summary highlights information contained in the First Amendment. It does not contain all the information that may be important to you and is qualified in its entirety by reference to the Credit Agreement, the First Amendment and the additional related agreements attached hereto as Exhibits 10.1 through 10.4 and incorporated herein by reference.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On April 1, 2015 (the “EquiPower Closing Date”), the Company completed its previously announced acquisition of EquiPower Resources Corp. (“EquiPower” and, together with its wholly-owned subsidiaries, the “EquiPower Guarantors”) pursuant to the terms of the Stock Purchase Agreement, dated August 21, 2014 (as amended, the “EquiPower Agreement”) by and among Energy Capital Partners II, LP (“ECP II”), Energy Capital Partners II-A, LP (“ECP II-A”), Energy Capital Partners II-B, LP (“ECP II-B”), Energy Capital Partners II-C (Direct IP), LP (“ECP II-C”), Energy Capital Partners II-D, LP (“ECP II-D”), and Energy Capital Partners II (EquiPower Co-Invest), LP (“ECP Coinvest” and, collectively with ECP II, ECP II-A, ECP II-B, ECP II-C and ECP II-D, the “EquiPower Sellers”). EquiPower, Dynegy Resource II, LLC (the “EquiPower Purchaser”) and, solely for certain limited purposes set forth therein, each of Energy Capital Partners II-C, LP (“ECP II-C Fund”), and the Company. In the transaction, the EquiPower Purchaser purchased from the EquiPower Sellers 100% of the equity interests in EquiPower (the “EquiPower Acquisition”), and as of the effective time of the EquiPower Acquisition, EquiPower became a wholly-owned subsidiary of the EquiPower Purchaser.

Simultaneously on the EquiPower Closing Date, in a related transaction, the Company completed its previously announced acquisition of Brayton Point Holdings, LLC (“Brayton” and, together with its wholly-owned subsidiaries, the “Brayton Guarantors”; the EquiPower Guarantors and the Brayton Guarantors are collectively referred to herein as the “ECP Guarantors”) pursuant to the terms of the Stock Purchase Agreement and Agreement and Plan of Merger, dated August 21, 2014 (the “Brayton Agreement”), by and among Dynegy Resource III, LLC (the “Brayton Purchaser”), Dynegy Resources III-A, LLC (“Merger Sub”), Energy Capital Partners GP II, LP (“ECP GP”), ECP II, ECP II-A, ECP II-B, ECP II-D, and Energy Capital Partners II-C (Cayman), L.P. (“ECP II-C (Cayman)” and, collectively with ECP GP, ECP II, ECP II-A, ECP II-B and ECP II-D, the “Brayton Sellers”), Brayton, and, solely for certain limited purposes set forth therein, each of ECP II-C Fund and the Company. In the transaction, the Brayton Purchaser acquired from the Brayton Sellers and other holders of equity interests in Brayton, though a stock purchase and the related merger of Merger Sub with and into Brayton at the effective time of the transaction, 100% of the equity interests in Brayton (the “Brayton Acquisition” and, together with the EquiPower Acquisition, the “ECP Acquisitions”), and Brayton became a wholly-owned subsidiary of the Brayton Purchaser. Additional information regarding the ECP Acquisitions was previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2014 and Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on April 1, 2015, which information is incorporated herein by reference.

The foregoing description of the EquiPower Agreement and the transactions consummated pursuant thereto is qualified in its entirety by reference to the full text of the EquiPower Agreement attached as Exhibit 2.2 to the Company’s Current Report on Form 8-

K filed with the SEC on August 26, 2014, as amended by the full text of the Amendment to the Stock Purchase Agreement attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 1, 2015, which exhibits are incorporated herein by reference. The foregoing description of the Brayton Agreement and the transactions consummated pursuant thereto is qualified in its entirety by reference to the full text of the Brayton Agreement attached as Exhibit 2.3 to the Company’s Current Report on Form 8-K filed with the SEC on August 26, 2014, which exhibit is incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

On October 27, 2014, Dynegy Finance II, Inc., a Delaware corporation (the “EquiPower Escrow Issuer”), a wholly-owned subsidiary of the Company, issued $3.06 billion in aggregate principal amount of senior notes, the proceeds of which were placed into escrow until the consummation of the ECP Acquisitions.  On the EquiPower Closing Date, the proceeds from the issuances were released from escrow and used to pay a portion of the ECP Acquisitions and to pay fees and expenses.

On the EquiPower Closing Date, the Company, as successor in interest to the EquiPower Escrow Issuer, executed a supplemental indenture, evidencing its accession to the $1,260,000,000 in aggregate principal amount of 6.75% senior notes due 2019 (the “2019 Notes”) issued pursuant to the indenture, dated October 27, 2014, between the EquiPower Escrow Issuer and Wilmington Trust, National Association, as trustee (as amended or supplemented, the “2019 Notes Indenture”).  Interest is payable semiannually in arrears on May 1 and November 1 of each year, to the holders of record of 2019 Notes at the close of business on April 15 and October 15, respectively, immediately preceding such interest payment date. The first interest payment with respect to the 2019 Notes will be May 1, 2015.  The 2019 Notes will be redeemable in whole or in part, at any time on or after May 1, 2017, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the 2019 Notes redeemed, to but excluding the redemption date, if redeemed during the 12-month period beginning on May 1 of the years indicated below (subject to the rights of holders of the 2019 Notes on the relevant record date to receive interest on the relevant interest payment date):

Year	Percentage
2017	103.375%
2018	101.688%
2019 and thereafter	100.000%

At any time prior to May 1, 2017, up to 35% of the aggregate principal amount of the 2019 Notes may be redeemed upon not less than 30 nor more than 60 days’ notice, at a redemption price of 106.75% of the principal amount of the 2019 Notes redeemed, plus accrued and unpaid interest, if any, to but excluding the redemption date (subject to the rights of holders of the 2019 Notes on the relevant record date to receive interest due on the relevant interest payment date), with the proceeds of one or more Equity Offerings (as defined in the 2019 Notes Indenture); provided that: (1) at least 65% of the aggregate principal amount of the 2019 Notes issued on October 27, 2014 (excluding notes held by the Company and its subsidiaries) remain outstanding immediately after the occurrence of such redemption; and (2) the redemption occurs within 90 days of the date of the closing of such Equity Offering.

On the EquiPower Closing Date, the Company, as successor in interest to the EquiPower Escrow Issuer, executed a supplemental indenture, evidencing its accession to the $1,050,000,000 in aggregate principal amount of 7.375% senior notes due 2022 (the “2022 Notes”) issued pursuant to the indenture, dated October 27, 2014, between the EquiPower Escrow Issuer and Wilmington Trust, National Association, as trustee (as amended or supplemented, the “2022 Notes Indenture”).  Interest is payable semiannually in arrears on May 1 and November 1 of each year, to the holders of record of 2022 Notes at the close of business on April 15 and October 15, respectively, immediately preceding such interest payment date. The first interest payment with respect to the 2022 Notes will be May 1, 2015.  The 2022 Notes will be redeemable in whole or in part, at any time on or after November 1, 2018, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the 2022 Notes redeemed, to but excluding the redemption date, if redeemed during the 12-month period beginning on November 1 of the years indicated below (subject to the rights of holders of the 2022 Notes on the relevant record date to receive interest on the relevant interest payment date):

Year	Percentage
2018	103.688%
2019	101.844%
2020 and thereafter	100.000%

At any time prior to November 1, 2018, up to 35% of the aggregate principal amount of the 2022 Notes may be redeemed upon not less than 30 nor more than 60 days’ notice, at a redemption price of 107.375% of the principal amount of the 2022 Notes redeemed, plus accrued and unpaid interest, if any, to but excluding the redemption date (subject to the rights of holders of the 2022 Notes on the relevant record date to receive interest due on the relevant interest payment date), with the proceeds of one or more Equity Offerings (as defined in the 2022 Notes Indenture); provided that: (1) at least 65% of the aggregate principal amount of the 2022 Notes issued on October 27, 2014 (excluding notes held by the Company and its subsidiaries) remain outstanding immediately after the occurrence of such redemption; and (2) the redemption occurs within 90 days of the date of the closing of such Equity Offering.

On the EquiPower Closing Date, the Company, as successor in interest to the EquiPower Escrow Issuer, executed a supplemental indenture, evidencing its accession to the $750,000,000 in aggregate principal amount of 7.625% senior notes due 2024 (the “2024 Notes” and, together with the 2019 Notes and the 2022 Notes, the “Notes”) issued pursuant to the indenture, dated October 27, 2014, between the EquiPower Escrow Issuer and Wilmington Trust, National Association, as trustee (as amended or supplemented, the “2024 Notes Indenture” and, together with the 2019 Notes Indenture and the 2022 Notes Indenture, the “Indentures” and each an “Indenture”).  The 2024 Notes bear interest at a rate of 7.625% per annum.  Interest is payable semiannually in arrears on May 1 and November 1 of each year, to the holders of record of the 2024 Notes at the close of business on April 15 and October 15, respectively, immediately preceding such interest payment date.  The first interest payment with respect to the 2024 Notes will be May 1, 2015.  The 2024 Notes will be redeemable in whole or in part, at any time on or after November 1, 2019, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the 2024 Notes redeemed, to but excluding the redemption date, if redeemed during the 12-month period beginning on November 1 of the years indicated below (subject to the rights of holders of the 2024 Notes on the relevant record date to receive interest on the relevant interest payment date):

Year	Percentage
2019	103.813%
2020	102.542%
2021	101.271%
2022 and thereafter	100.000%

At any time prior to November 1, 2019, up to 35% of the aggregate principal amount of the 2024 Notes may be redeemed upon not less than 30 nor more than 60 days’ notice, at a redemption price of 107.625% of the principal amount of the 2024 Notes redeemed, plus accrued and unpaid interest, if any, to but excluding the redemption date (subject to the rights of holders of the 2024 Notes on the relevant record date to receive interest due on the relevant interest payment date), with the proceeds of one or more Equity Offerings (as defined in the 2024 Notes Indenture); provided that: (1) at least 65% of the aggregate principal amount of the 2024 Notes issued on October 27, 2014 (excluding notes held by the Company and its subsidiaries) remain outstanding immediately after the occurrence of such redemption; and (2) the redemption occurs within 90 days of the date of the closing of such Equity Offering.

The Company may also redeem the 2019 Notes, in whole or in part, at any time prior to May 1, 2017, the 2022 Notes, in whole or in part, at any time prior to November 1, 2018 and the 2024 Notes, in whole or in part, at any time prior to November 1, 2019, in each case, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus the Applicable Premium (as defined in the applicable Indenture) as of, and accrued and unpaid interest, if any, to but excluding the redemption date, subject to the rights of holders of such Notes on the relevant record date to receive interest due on the relevant interest payment date.

The Notes are the Company’s general unsecured obligations.  On the EquiPower Closing Date, generally, each of the Company’s current and future wholly-owned domestic subsidiaries that is a borrower or guarantor under the Company’s existing credit facilities and the entities acquired in the ECP Acquisitions  (collectively, the “Subsidiary Guarantors”) executed supplemental indentures evidencing their accession to the Notes as guarantors.

On the EquiPower Closing Date, the Company executed joinders to each of the three Unit Agreements, dated as of October 27, 2014, among the EquiPower Escrow Issuer, Dynegy Finance I, Inc. (the “Duke Escrow Issuer”) and Wilmington Trust, National Association, as unit agent (as amended or supplemented, the “Unit Agreements” and each a “Unit Agreement”), as a successor to the EquiPower Escrow Issuer. The Notes will continue to trade as part of the units, as contemplated in the applicable Unit Agreement.

On the EquiPower Closing Date, the Company and the Subsidiary Guarantors executed a joinder to the registration rights agreement, dated October 27, 2014, among the EquiPower Escrow Issuer, the Duke Escrow Issuer, and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC as representatives of the initial purchasers identified therein (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the holders of the Notes to use commercially reasonable efforts to register with the Securities and Exchange Commission (the “SEC”) a new issue of each series of Notes having substantially identical terms as the applicable Notes (except for the provisions relating to the transfer restrictions and payment of special interest) as part of an offer to exchange freely tradable exchange notes for the Notes.  Pursuant to the Registration Rights Agreement, the Company has agreed to use commercially reasonable efforts to cause a registration statement relating to such exchange offer to be declared effective on or prior to the later of (i) 360 days after October 27, 2014 and (ii) 180 days after the later of (x) the earlier of (1) the Duke Midwest Escrow Release Date (as defined in the Registration Rights Agreement) and (2) the Duke Midwest Assets Acquisition Deadline (as defined in the Registration Rights Agreement) and (y) the earlier of (1) the EquiPower Escrow Release Date (as defined in the Registration Rights Agreement) and (2) the EquiPower Acquisition Deadline (as defined in the Registration Rights Agreement).  Further, pursuant to the Registration Rights Agreement, the Company has agreed to, if required under certain circumstances, file a shelf registration statement with the SEC covering resales of the applicable Notes.

If the Company fails to satisfy certain of its obligations under the Registration Rights Agreement (a “Registration Default”), it will be required to pay special interest on the applicable series of Notes equal to an additional 0.25% per annum of the principal amount of such Notes outstanding during the 90-day period immediately following the occurrence of such default. The amount of special interest will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until such Registration Default is cured, up to a maximum amount of special interest for all Registration Defaults of 0.50% per annum of the principal amount of the Transfer Restricted Securities (as defined in the Registration Rights Agreement) outstanding.

Additionally, on the EquiPower Closing Date, the Company executed a second supplemental indenture adding the ECP Guarantors as guarantors of the $500,000,000 in aggregate principal amount of the 5.875% notes due 2023 (the “2023 Notes”) issued pursuant to the indenture, dated May 20, 2013, among the Company, the Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee.

The above description of the Notes is qualified in its entirety by reference to the full text of the Indentures governing the Notes, the Unit Agreements and the Registration Rights Agreement, which were previously filed by the Company on October 30, 2014, and are incorporated herein by reference.  The above description of the supplemental indentures with respect to the Notes, joinders to the Unit Agreements and joinder to the Registration Rights Agreement are qualified in their entirety by the supplemental indentures with respect to the Notes, the joinders to the Unit Agreements and the joinder to the Registration Rights Agreement, copies of which are attached hereto as Exhibits 4.2, 4.4, 4.6, 4.8, 4.9, 4.11, 4.12, 4.14, 4.15 and 4.17, and incorporated by reference into this Item 2.03.

The above description of the addition of the ECP Guarantors to the 2023 Notes and the supplemental indenture with respect thereto is qualified in its entirety by reference to the full text of the indenture governing the 2023 Notes, which was previously filed by the Company on May 21, 2013 and the first supplemental indenture to the 2023 Notes, which was previously filed by the Company on February 27, 2014 and the second supplemental indenture to the 2023 Notes, a copy of which is attached hereto as Exhibit 4.20 and incorporated by reference into this Item 2.03.

The information regarding the First Amendment and the related agreements set forth under Item 1.01 is incorporated herein by reference.

Item 3.02                                           Unregistered Sales of Equity Securities

In connection with the consummation of the ECP Acquisitions, on April 1, 2015, the Company issued an aggregate of 3,460,053 shares of its common stock at a purchase price of $28.9013 per share for aggregate consideration of approximately $100 million as partial consideration for the ECP Acquisitions. The sales of these securities were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act or Regulation D promulgated thereunder as a transaction by an issuer not involving any public offering. The recipients of securities in this transaction represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with, any distribution thereof, and transfer was restricted in accordance with the requirements of the Securities Act (including by legending the securities). These securities were not convertible or exchangeable.

Item 7.01                                           Regulation FD Disclosure

A copy of the press release issued by the Company on April 1, 2015 relating to the completion of the ECP Acquisitions is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and SEC Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act except as shall be expressly set forth by specific reference in such a filing.

The press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01                                           Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K, with respect to the EquiPower Acquisitions described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K, with respect to the EquiPower Acquisitions described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d)   Exhibits:

Exhibit No.	Document

*2.1

Stock Purchase Agreement by and among Energy Capital Partners II, LP, Energy Capital Partners II-A, LP, Energy Capital Partners II-B, LP, Energy Capital Partners II-C (Direct IP), LP, Energy Capital Partners II-D, LP and Energy Capital Partners II (EquiPower Co-Invest), LP, Energy Capital Partners II-C, LP, for the limited purposes set forth therein, EquiPower Resources Corp., Dynegy Resource II, LLC, and Dynegy Inc., for the limited purposes set forth therein, dated as of August 21, 2014. (incorporated by reference to Exhibit 2.2 of Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on August 26, 2014)

*2.2

Stock Purchase Agreement and Agreement and Plan of Merger by and among Energy Capital Partners GP II, LP, Energy Capital Partners II, LP, Energy Capital Partners II-A, LP, Energy Capital Partners II-B, LP, Energy Capital Partners II-D, LP, Energy Capital Partners II-C (Cayman), LP, Energy Capital Partners II-C, LP, for the limited purposes set forth therein, Brayton Point Holdings, LLC, Dynegy Resource III, LLC, Dynegy Resource III-A, LLC, and Dynegy Inc., for the limited purposes set forth therein, dated as of August 21, 2014. (incorporated by reference to Exhibit 2.3 of Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on August 26, 2014)

2.3

Amendment to Stock Purchase Agreement, dated as of March 30, 2015, by and among Energy Capital Partners II, LP, Energy Capital Partners II-A, LP, Energy Capital Partners II-B, LP, Energy Capital Partners II-C (Direct IP), LP, Energy Capital Partners II-D, LP and Energy Capital Partners II (EquiPower Co-Invest), LP, Energy Capital Partners II-C, LP, for the limited purposes set forth therein, EquiPower Resources Corp., Dynegy Resource II, LLC, and Dynegy Inc., for the limited purposes set forth therein (incorporated by reference to Exhibit 2.1 of Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 1, 2015)

4.1

2019 Unit Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Wilmington Trust, National Association, as unit agent (incorporated by reference to Exhibit 4.1 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.2	Joinder to the 2019 Unit Agreement, dated April 1, 2015, among Dynegy Inc., Dynegy Finance I, Inc. and Wilmington Trust, National Association, as unit agent

4.3

2022 Unit Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Wilmington Trust, National Association, as unit agent (incorporated by reference to Exhibit 4.2 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.4	Joinder to the 2022 Unit Agreement, dated April 1, 2015, among Dynegy Inc., Dynegy Finance I, Inc. and Wilmington Trust, National Association, as unit agent

4.5

2024 Unit Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Wilmington Trust, National Association, as unit agent (incorporated by reference to Exhibit 4.3 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.6	Joinder to the 2024 Unit Agreement, dated April 1, 2015, among Dynegy Inc., Dynegy Finance I, Inc. and Wilmington Trust, National Association, as unit agent

4.7

2019 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.7 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.8

First Supplemental Indenture to the 2019 Notes Indenture, dated April 1, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee, pursuant to which the Company assumes the obligations of the EquiPower Escrow Issuer under the 2019 Notes Indenture

**4.9

Second Supplemental Indenture to the 2019 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, pursuant to which the Subsidiary Guarantors are added to the 2019 Notes Indenture.

4.10

2022 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.8 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.11

First Supplemental Indenture to the 2022 Notes Indenture, dated April 1, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee, pursuant to which the Company assumes the obligations of the EquiPower Escrow Issuer under the 2022 Notes Indenture

**4.12

Second Supplemental Indenture to the 2022 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, pursuant to which the Subsidiary Guarantors are added to the 2022 Notes Indenture

4.13

2024 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.9 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.14

First Supplemental Indenture to the 2024 Notes Indenture, dated April 1, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee, pursuant to which the Company assumes the obligations of the EquiPower Escrow Issuer under the 2024 Notes Indenture

**4.15

Second Supplemental Indenture to the 2024 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, pursuant to which the Subsidiary Guarantors are added to the 2024 Notes Indenture

4.16

Registration Rights Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC as representatives of the initial purchasers identified therein (incorporated by reference to Exhibit 4.10 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.17	Joinder to the Registration Rights Agreement, dated April 1, 2015, among Dynegy Inc. and the subsidiary guarantors identified therein

4.18

2023 Notes Indenture, dated May 20, 2013, among Dynegy Inc., the Guarantors and Wilmington Trust, National Association as Trustee (5.875% Senior Notes due 2023) (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Dynegy Inc. filed on May 21, 2013 File No. 001-33443)

4.19

First Supplemental Indenture to the 2023 Notes Indenture, dated as of December 5, 2014, among Dynegy Inc., the Guarantors and Wilmington Trust, National Association as Trustee (incorporated by reference to Exhibit 4.3 to the Annual Report on Form 10-K for the Year Ended December 31, 2013 of Dynegy Inc. File No. 001-33443)

**4.20

Second Supplemental Indenture to the 2023 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, pursuant to which the Subsidiary Guarantors are added to the 2023 Notes Indenture

10.1

Credit Agreement, dated as of April 23, 2013, among Dynegy Inc., as borrower and the guarantors, lenders and other parties thereto. (incorporated by reference to Exhibit 10.1 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 24, 2013)

10.2

Guarantee and Collateral Agreement, dated as of April 23, 2013 among Dynegy Inc., the subsidiaries of the borrower from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as Collateral Trustee. (incorporated by reference to Exhibit 10.2 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 24, 2013)

10.3

Collateral Trust and Intercreditor Agreement, dated as of April 23, 2013 among Dynegy, the Subsidiary Guarantors (as defined therein), Credit Suisse AG, Cayman Islands Branch and each person party thereto from time to time. (incorporated by reference to Exhibit 10.3 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 24, 2013)

**10.4	First Amendment to Credit Agreement, dated as of April 1, 2015, among Dynegy Inc., as borrower, and the guarantors, lenders and other parties thereto

**99.1	Press Release issued by Dynegy Inc. on April 1, 2015, announcing the closing of the EquiPower Acquisitions.

* Pursuant to Item 601(b)(2) of Regulation S-K exhibits and schedules are omitted. Dynegy agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the Commission.

** Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: April 7, 2015	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

*2.1

Stock Purchase Agreement by and among Energy Capital Partners II, LP, Energy Capital Partners II-A, LP, Energy Capital Partners II-B, LP, Energy Capital Partners II-C (Direct IP), LP, Energy Capital Partners II-D, LP and Energy Capital Partners II (EquiPower Co-Invest), LP, Energy Capital Partners II-C, LP, for the limited purposes set forth therein, EquiPower Resources Corp., Dynegy Resource II, LLC, and Dynegy Inc., for the limited purposes set forth therein, dated as of August 21, 2014. (incorporated by reference to Exhibit 2.2 of Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on August 26, 2014)

*2.2

Stock Purchase Agreement and Agreement and Plan of Merger by and among Energy Capital Partners GP II, LP, Energy Capital Partners II, LP, Energy Capital Partners II-A, LP, Energy Capital Partners II-B, LP, Energy Capital Partners II-D, LP, Energy Capital Partners II-C (Cayman), LP, Energy Capital Partners II-C, LP, for the limited purposes set forth therein, Brayton Point Holdings, LLC, Dynegy Resource III, LLC, Dynegy Resource III-A, LLC, and Dynegy Inc., for the limited purposes set forth therein, dated as of August 21, 2014. (incorporated by reference to Exhibit 2.3 of Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on August 26, 2014)

2.3

Amendment to Stock Purchase Agreement, dated as of March 30, 2015, by and among Energy Capital Partners II, LP, Energy Capital Partners II-A, LP, Energy Capital Partners II-B, LP, Energy Capital Partners II-C (Direct IP), LP, Energy Capital Partners II-D, LP and Energy Capital Partners II (EquiPower Co-Invest), LP, Energy Capital Partners II-C, LP, for the limited purposes set forth therein, EquiPower Resources Corp., Dynegy Resource II, LLC, and Dynegy Inc., for the limited purposes set forth therein (incorporated by reference to Exhibit 2.1 of Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 1, 2015)

4.1

2019 Unit Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Wilmington Trust, National Association, as unit agent (incorporated by reference to Exhibit 4.1 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.2	Joinder to the 2019 Unit Agreement, dated April 1, 2015, among Dynegy Inc., Dynegy Finance I, Inc. and Wilmington Trust, National Association, as unit agent

4.3

2022 Unit Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Wilmington Trust, National Association, as unit agent (incorporated by reference to Exhibit 4.2 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.4	Joinder to the 2022 Unit Agreement, dated April 1, 2015, among Dynegy Inc., Dynegy Finance I, Inc. and Wilmington Trust, National Association, as unit agent

4.5

2024 Unit Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Wilmington Trust, National Association, as unit agent (incorporated by reference to Exhibit 4.3 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.6	Joinder to the 2024 Unit Agreement, dated April 1, 2015, among Dynegy Inc., Dynegy Finance I, Inc. and Wilmington Trust, National Association, as unit agent

4.7

2019 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.7 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.8

First Supplemental Indenture to the 2019 Notes Indenture, dated April 1, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee, pursuant to which the Company assumes the obligations of the EquiPower Escrow Issuer under the 2019 Notes Indenture

**4.9

Second Supplemental Indenture to the 2019 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, pursuant to which the Subsidiary Guarantors are added to the 2019 Notes Indenture.

4.10

2022 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.8 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.11

First Supplemental Indenture to the 2022 Notes Indenture, dated April 1, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee, pursuant to which the Company assumes the obligations of the EquiPower Escrow Issuer under the 2022 Notes Indenture

**4.12

Second Supplemental Indenture to the 2022 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, pursuant to which the Subsidiary Guarantors are added to the 2022 Notes Indenture

4.13

2024 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.9 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.14

First Supplemental Indenture to the 2024 Notes Indenture, dated April 1, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee, pursuant to which the Company assumes the obligations of the EquiPower Escrow Issuer under the 2024 Notes Indenture

**4.15

Second Supplemental Indenture to the 2024 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, pursuant to which the Subsidiary Guarantors are added to the 2024 Notes Indenture

4.16

Registration Rights Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC as representatives of the initial purchasers identified therein (incorporated by reference to Exhibit 4.10 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.17	Joinder to the Registration Rights Agreement, dated April 1, 2015, among Dynegy Inc. and the subsidiary guarantors identified therein

4.18

2023 Notes Indenture, dated May 20, 2013, among Dynegy Inc., the Guarantors and Wilmington Trust, National Association as Trustee (5.875% Senior Notes due 2023) (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Dynegy Inc. filed on May 21, 2013 File No. 001-33443)

4.19

First Supplemental Indenture to the 2023 Notes Indenture, dated as of December 5, 2014, among Dynegy Inc., the Guarantors and Wilmington Trust, National Association as Trustee (incorporated by reference to Exhibit 4.3 to the Annual Report on Form 10-K for the Year Ended December 31, 2013 of Dynegy Inc. File No. 001-33443)

**4.20

Second Supplemental Indenture to the 2023 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, pursuant to which the Subsidiary Guarantors are added to the 2023 Notes Indenture

10.1

Credit Agreement, dated as of April 23, 2013, among Dynegy Inc., as borrower and the guarantors, lenders and other parties thereto. (incorporated by reference to Exhibit 10.1 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 24, 2013)

10.2

Guarantee and Collateral Agreement, dated as of April 23, 2013 among Dynegy Inc., the subsidiaries of the borrower from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as Collateral Trustee. (incorporated by reference to Exhibit 10.2 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 24, 2013)

10.3

Collateral Trust and Intercreditor Agreement, dated as of April 23, 2013 among Dynegy, the Subsidiary Guarantors (as defined therein), Credit Suisse AG, Cayman Islands Branch and each person party thereto from time to time. (incorporated by reference to Exhibit 10.3 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 24, 2013)

**10.4	First Amendment to Credit Agreement, dated as of April 1, 2015, among Dynegy Inc., as borrower, and the guarantors, lenders and other parties thereto

**99.1	Press Release issued by Dynegy Inc. on April 1, 2015, announcing the closing of the EquiPower Acquisitions

* Pursuant to Item 601(b)(2) of Regulation S-K exhibits and schedules are omitted. Dynegy agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the Commission.

** Filed herewith